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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-57571 of Ragen MacKenzie Group Incorporated on Form S-8 of our reports dated November 18, 1999, appearing in this Annual Report on Form 10-K of Ragen MacKenzie Group Incorporated for the year ended September 24, 1999.

DELOITTE & TOUCHE LLP


Seattle, Washington
December 20, 1999